UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-7510
ACM MUNICIPAL SECURITIES INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:   April 30, 2005

ITEM 1.   REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACM Municipal Securities Income Fund
Closed End

April 30, 2005


SEMI-ANNUAL REPORT

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 20, 2005

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Municipal Securities Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMU".

Investment Objective and Policies

The Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2005. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark and its peer group, as represented by the Lipper Average, during both the six- and 12-month periods ended April 30, 2005. The Fund's stronger relative performance versus its benchmark during the six-month reporting period was largely the result of security selection in the insured, pre-refunded and hospital sectors. Security selection in the industrial revenue bond sector detracted from performance. The Fund's relative exposure to the industrial revenue bond, hospital and pre-refunded sectors also contributed positively to the Fund's performance.

Market Review and Investment Strategy

During the six-month period ended April 30, 2005, long-term municipal bond yields declined and short-term municipal bond yields increased. Yields moved in a similar manner in the Treasury bond market. The rise in short-term bond yields was in response to the U.S. Federal Reserve increasing the target for the Federal Funds rate by 1.00% through four rate hikes over the period. Inconclusive economic signals and moderate inflation expectations, however, allowed longer-term bond yields to decline. On a pre-tax basis, the municipal market outperformed the taxable bond market for the six-month period ended April 30, 2005. The LB Municipal Index gained 1.93%, versus the LB U.S. Aggregate Index, representing taxable bonds, which returned 0.98% during the same time frame. As of April 30, 2005, 30-year municipal bonds were yielding approximately 97% of comparable maturity Treasury bonds.

Interest rates are still low by historical standards versus inflation and indications of economic growth. As such, the Fund's portfolio managers (the "managers") continue to maintain shorter-


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 1


than-benchmark portfolio durations. The low-rate environment has led to relatively strong demand for lower-rated bonds as investors seek higher income producing bonds. As the yield premium on lower-rated bonds declined, making them more expensive to buy/own versus high quality bonds, the managers sold lower-rated bonds opportunistically. Stronger economic growth has helped boost state and local government tax revenues, improving the creditworthiness of state and local issuers. Holdings in general obligation bonds benefited from this trend.


-------------------------------------------------------------------------------
2 o ACM MUNICIPAL SECURITIES INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Municipal Securities Income Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM MuniSec." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 37.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For both the six- and 12-month periods ended April 30, 2005, the Lipper General Municipal Debt Funds (Leveraged) Average consisted of 67 funds. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 20% of its total assets in securities that are not rated and up to 10% in securities that are not readily marketable.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                   Returns
                                                    ---------------------------
PERIODS ENDED APRIL 30, 2005                     6 Months            12 Months
-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund (NAV)          4.32%                12.63%
-------------------------------------------------------------------------------
LB Municipal Index                                  1.93%                 6.81%
-------------------------------------------------------------------------------
Lipper General Municipal Debt Funds
   (Leveraged) Average                              3.83%                10.67%
-------------------------------------------------------------------------------
The Fund's Market Price per share on April 30, 2005 was $10.38. For additional Financial Highlights, please see page 25.


See Historical Performance and Benchmark disclosures on previous page.


-------------------------------------------------------------------------------
4 o ACM MUNICIPAL SECURITIES INCOME FUND


PORTFOLIO SUMMARY
April 30, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $127.9


BOND QUALITY RATING BREAKDOWN*
o  54.5%  AAA
o  18.2%  AA
o  15.5%  A                               [PIE CHART OMITTED]
o   9.9%  BBB
o   1.9%  BB


* All data are as of April 30, 2005. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


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ACM MUNICIPAL SECURITIES INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
April 30, 2005 (unaudited)

                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS-167.7%
Alabama-4.7%
Jefferson Cnty Wtr and Swr Rev
   FGIC Ser 02B
   Prerefunded 8/01/12 @ 100
   5.00%, 2/01/41                              $ 1,535             $ 1,683,143
Jefferson Cnty Wtr and Swr Rev
   FGIC Ser 02B
   5.00%, 2/01/41                                2,465               2,727,818
Jefferson Cnty Ltd Obligation
   Sch Warrants Ser 04A
   5.25%, 1/01/23                                  525                 556,033
Montgomery Spl Care Fac Fin Auth
   (Baptist Med Ctr) Ser 04C
   5.25%, 11/15/29                               1,000               1,017,230
                                                                 -------------
                                                                     5,984,224
                                                                 -------------
Alaska-6.4%
Alaska International Airport
   MBIA Ser 03B
   5.00%, 10/01/26                               1,000               1,041,750
Alaska Muni Bond Bank Auth
   MBIA Ser 03E
   5.25%, 12/01/26                               3,000               3,231,480
Alaska Muni Bond Bank Auth
   MBIA Ser 04G
   5.00%, 2/15/22                                1,585               1,682,002
Four Dam Pool Alaska
   Ser 04
   5.25%, 7/01/25                                2,195               2,292,173
                                                                 -------------
                                                                     8,247,405
                                                                 -------------
Arizona-2.3%
Arizona Cap Facs Fin Corp
   (Arizona St Univ Proj)
   6.25%, 9/01/32                                1,550               1,617,968
Phoenix Civic Impt Corp
   Wastewater Sys Rev (JR Lien)
   MBIA Ser 04
   5.00%, 7/01/23                                1,250               1,332,163
                                                                 -------------
                                                                     2,950,131
                                                                 -------------
California-15.7%
Burbank Redev Agy
   FGIC Ser 03
   5.625%, 12/01/28                              2,700               3,028,239
California Dept of Wtr
   Ser 02A
   5.375%, 5/01/22                               2,000               2,159,840


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6 o ACM MUNICIPAL SECURITIES INCOME FUND


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
California St
   General Obligation Ser 03
   5.00%, 2/01/32                              $ 2,450              $2,528,302
   5.00%, 2/01/33                                1,100               1,134,386
Golden St
   Tobacco Settlement XLCA Ser 03B
   5.50%, 6/01/33                                3,000               3,281,820
Golden St
   Tobacco Settlement RADIAN Ser 03B
   5.50%, 6/01/43                                2,250               2,429,303
Lincoln California Spl Tax
   Ser 04
   5.90%, 9/01/24                                  500                 510,810
Pomona Lease Rev
   AMBAC Ser 03
   5.50%, 6/01/24                                1,465               1,640,536
   5.50%, 6/01/34                                3,000               3,318,390
                                                                 -------------
                                                                    20,031,626
                                                                 -------------
Colorado-1.9%
Colorado Toll Rev
   (Hwy E-470) Ser 00
   Zero coupon, 9/01/35                         10,000               1,263,800
Colorado Hlth Facs Auth Rev
   (Parkview Med Ctr) Ser 04
   5.00%, 9/01/25                                  760                 771,841
Todd Creek Farms Metro Dist No 1
   Wtr and Wastewater Rev Ser 04
   6.125%, 12/01/19                                400                 399,752
                                                                 -------------
                                                                     2,435,393
                                                                 -------------
Connecticut-2.3%
Connecticut St General Obligation
   MBIA Ser 412
   6.71%, 12/01/11(a)(b)                         2,500               2,980,900
                                                                 -------------
Florida-19.6%
Florida Hsg Fin Corp Rev MFHR
   (Westlake Apts) FSA Ser 02-D1 AMT
   5.40%, 3/01/42                                8,780               8,995,637
Lee Cnty Hlth Fac Rev
   (Shell Point Village Proj) Ser 99A
   5.50%, 11/15/29                               3,670               3,674,698
Miami Beach Hlth Fac Rev
   (Mount Sinai Med Ctr)
   6.75%, 11/15/24                               2,000               2,251,280
Miami-Dade Cnty Spl Oblig
   MBIA Ser 04B
   5.00%, 4/01/24                                4,000               4,235,640


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 7


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
Orange Cnty Hlth Fac Rev
   (Orlando Regl Healthcare) Ser 02
   5.75%, 12/01/32                             $ 1,400              $1,512,154
Osceola Cnty Sch Brd Ctfs
   FGIC Ser 04A
   5.00%, 6/01/22                                2,815               3,004,675
UCF Assn Ctfs
   FGIC Ser 04A
   5.125%, 10/01/24                              1,325               1,427,939
                                                                 -------------
                                                                    25,102,023
                                                                 -------------
Hawaii-2.0%
Hawaii Elec Rev
   XLCA Ser 03B AMT
   5.00%, 12/01/22                               2,500               2,611,050
                                                                 -------------
Illinois-10.5%
Chicago
   General Obligation FSA Ser 04A
   5.00%, 1/01/25                                2,165               2,283,079
Chicago Arpt Rev
   (O'Hare Intl Arpt) XLCA Ser B-1
   5.25%, 1/01/34                                3,100               3,285,535
Chicago Hsg Agy SFMR
   (Mortgage Rev) GNMA/FNMA
   Ser 02B AMT
   6.00%, 10/01/33                                 710                 739,273
Chicago Park Dist
   General Obligation
   (Ltd Tax) AMBAC Ser 04A
   5.00%, 1/01/25                                2,585               2,732,681
Cook Cnty Sch Dist
   FSA Ser 04
   4.60%, 12/01/20(c)                            1,000                 928,950
Illinois Fin Auth
   (Loyola Univ Chicago) XLCA Ser 04A
   5.00%, 7/01/24                                1,495               1,561,931
Metropolitan Pier & Exposition Rev
   (McCormick Pl) MBIA Ser 02A
   5.25%, 6/15/42                                1,750               1,854,178
                                                                 -------------
                                                                    13,385,627
                                                                 -------------
Indiana-1.8%
Hendricks Cnty Bldg Facs
   General Obligation Ser 04
   5.50%, 7/15/21                                1,045               1,158,288
Indiana Bd Bk Rev
   FSA Ser 04B
   5.00%, 2/01/21                                1,100               1,171,214
                                                                 -------------
                                                                     2,329,502
                                                                 -------------


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8 o ACM MUNICIPAL SECURITIES INCOME FUND


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
Louisiana-0.1%
Calcasieu Parish Hsg Agy SFMR
   (Mortgage Rev) GNMA/FNMA
   Ser 97A AMT
   6.40%, 4/01/32                               $   50                 $51,613
                                                                 -------------
Massachusetts-11.3%
Mass General Obligation Ser 02
   Prerefunded 11/01/12 @ 100
   5.25%, 11/01/30                               3,310               3,681,912
Mass General Obligation Ser 02
   5.25%, 11/01/30                               1,690               1,879,888
Mass Hlth & Ed Fac Hosp Rev
   (New England Med Ctr) MBIA Ser 94
   8.53%, 7/01/18(b)                             5,000               5,140,700
Mass Hsg Fin Agy MFHR
   (Rental Rev) AMBAC Ser 00A AMT
   6.00%, 7/01/41                                2,965               3,116,778
Mass Hsg Fin Agy MFHR
   (Rental Rev) MBIA Ser 00H AMT
   6.65%, 7/01/41                                  545                 588,943
                                                                 -------------
                                                                    14,408,221
                                                                 -------------
Michigan-5.3%
Kent Hosp Fin Auth
   5.75%, 7/01/25                                  310                 331,120
Michigan St Hosp Rev
   (Trinity Hlth) Ser 00A
   6.00%, 12/01/27                               3,000               3,319,530
Saginaw Hosp Fac Rev
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30                                2,775               3,071,398
                                                                 -------------
                                                                     6,722,048
                                                                 -------------
Minnesota-1.0%
Shakopee Health Care Facs Rev
   (St Francis Regl Med Ctr) Ser 04
   5.10%, 9/01/25                                1,200               1,238,568
                                                                 -------------
Mississippi-7.4%
Adams Cnty Poll Ctl Rev
   (International Paper Co) Ser 99 AMT
   6.25%, 9/01/23                                5,000               5,292,650
Gulfport Hosp Fac Rev
   (Mem Hosp at Gulfport Proj) Ser 01A
   5.75%, 7/01/31                                4,000               4,222,040
                                                                 -------------
                                                                     9,514,690
                                                                 -------------
Nevada-1.7%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj)
   RADIAN Ser 03A
   5.00%, 9/01/23                                2,100               2,170,623
                                                                 -------------


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ACM MUNICIPAL SECURITIES INCOME FUND o 9


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
New Jersey-7.1%
Morris-Union Jointure Commission
   Ctfs of Participation Ser 04 RADIAN
   5.00%, 5/01/24                              $ 2,000              $2,091,220
New Jersey Eco Dev Auth
   (Cigarette Tax) Ser 04 FGIC
   5.00%, 6/15/12                                1,745               1,908,507
New Jersey Eco Dev Auth
   (Sch Fac Construction) Ser 05K
   5.25%, 12/15/15                               1,000               1,126,570
New Jersey St Edl Facs
   AMBAC Ser 02A-213
   9.32%, 9/01/21(a)(b)                          3,400               4,002,276
                                                                 -------------
                                                                     9,128,573
                                                                 -------------
New Mexico-4.9%
Dona Ana Cnty Tax Rev
   AMBAC Ser 03
   5.25%, 5/01/25                                  500                 537,085
University of New Mexico
   FSA FHA Ser 04
   5.00%, 1/01/24                                2,235               2,350,550
   5.00%, 7/01/24                                3,195               3,360,182
                                                                 -------------
                                                                     6,247,817
                                                                 -------------
New York-11.1%
Erie Cnty Indl Dev Agy Sch Fac Rev
   (Buffalo Sch Dist Proj) Ser 04 FSA
   5.75%, 5/01/23                                  950               1,084,539
   5.75%, 5/01/24                                  810                 921,416
New York City
   General Obligation Ser 04I
   5.00%, 8/01/21                                3,300               3,469,290
New York City Indl Dev Agy Rev
   (Terminal One Group) Ser 94 AMT
   6.125%, 1/01/24                               8,100               8,234,298
New York City Indl Dev Agy Rev
   (British Airways) Ser 98 AMT
   5.25%, 12/01/32                                 500                 426,470
                                                                 -------------
                                                                    14,136,013
                                                                 -------------
North Carolina-0.8%
Charlotte NC Arpt Rev
   MBIA Ser 04
   5.25%, 7/01/24                                1,000               1,083,840
                                                                 -------------
North Dakota-1.9%
North Dakota Hsg Fin Agy SFMR
   (Mortgage Rev) Ser 98E AMT
   5.25%, 1/01/30                                2,465               2,489,551
                                                                 -------------


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10 o ACM MUNICIPAL SECURITIES INCOME FUND


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
Ohio-9.8%
Cuyahoga Cnty Hosp Fac Rev
   (University Hosp Hlth) Ser 00
   7.50%, 1/01/30                              $ 2,400              $2,704,536
Fairfield Cnty Hosp Fac Rev
   (Fairfield Med Ctr Proj) RADIAN Ser 03
   5.00%, 6/15/23                                1,255               1,299,728
Ohio Hsg Fin Agy MFHR
   (Mortgage Rev) GNMA Ser 97 AMT
   6.15%, 3/01/29                                3,650               3,762,493
Ohio State Wtr Dev Auth
   (North Star) Ser 95 AMT
   6.45%, 9/01/20                                4,075               4,208,456
Port Auth Columbiana Cnty Solid Waste Fac Rev
   (Apex Environmental LLC) Ser 04A AMT
   7.125%, 8/01/25                                 500                 506,005
                                                                 -------------
                                                                    12,481,218
                                                                 -------------
Pennsylvania-4.3%
Pennsylvania Parking Fac Rev
   (30th St Station) ACA Ser 02 AMT
   5.875%, 6/01/33                               2,050               2,187,186
Philadelphia Gas Wks Rev
   AGC Ser 04
   5.25%, 9/01/19                                2,045               2,199,336
   5.25%, 8/01/21                                1,000               1,066,250
                                                                 -------------
                                                                     5,452,772
                                                                 -------------
Rhode Island-2.3%
Rhode Island Hlth & Edl Bldg Corp Rev
   (Times2 Academy) LOC-Citizens Bank Ser 04
   5.00%, 12/15/24                               1,745               1,783,669
Rhode Island Hlth & Edl Bldg Corp Rev
   (Univ of Rhode Island) AMBAC Ser 04A
   5.50%, 9/15/24                                1,000               1,111,190
                                                                 -------------
                                                                     2,894,859
                                                                 -------------
South Carolina-0.4%
Richland Lexington Arpt Rev
   (Columbia Met Arpt)
   FSA Ser 04 AMT
   5.125%, 1/01/25                                 500                 519,860
                                                                 -------------
Tennessee-7.8%
Tenn Ed Loan Rev
   (Educational Funding of South )
   Ser 97B AMT
   6.20%, 12/01/21                               9,600              10,012,128
                                                                 -------------


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ACM MUNICIPAL SECURITIES INCOME FUND o 11


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
Texas-16.0%
Dallas TX Arpt Rev
   (Fort Worth Intl Arpt) MBIA
   Ser 03A AMT
   5.25%, 11/01/25                             $ 2,000              $2,103,440
Harris Cnty
   Ser 03
   5.00%, 10/01/23                               1,400               1,487,780
Harris Cnty Toll Rev
   FSA Ser 02
   5.125%, 8/15/32                               5,000               5,229,750
Hidalgo Cnty Hlth Svcs
   (Mission Hosp Inc Proj) Ser 05
   5.00%, 8/15/14                                   80                  82,402
   5.00%, 8/15/15                                  185                 189,880
   5.00%, 8/15/19                                   60                  61,019
Lower Colorado Riv Auth
   AMBAC Ser 03
   5.25%, 5/15/25                                1,800               1,921,356
Lower Colorado Riv Auth
   MBIA Ser 02
   5.00%, 5/15/31                                1,500               1,558,260
Matagorda Cnty Rev
   (Centerpoint Energy Houston Electric LLC)
   Ser 04
   5.60%, 3/01/27                                1,000               1,039,610
MC Allen Wt & Swr Rev
   5.25%, 02/01/21                               1,605               1,755,950
   5.25%, 02/01/22                               1,610               1,754,658
Richardson Hosp Auth Rev
   (Richardson Med Ctr) Ser 04
   6.00%, 12/01/19                                 915               1,007,616
   5.875%, 12/01/24                              1,155               1,231,357
Seguin Ed Fac Rev
   (Texas Lutheran Univ) Ser 04
   5.25%, 9/01/28                                1,000               1,012,430
                                                                 -------------
                                                                    20,435,508
                                                                 -------------
Utah-2.1%
Davis Cnty Sales Tax Rev
   AMBAC Ser 03B
   5.25%, 10/01/23                               1,005               1,085,812
Salt Lake City Wtr Rev
   AMBAC Ser 04
   5.00%, 7/01/23                                1,500               1,595,070
                                                                 -------------
                                                                     2,680,882
                                                                 -------------
Washington-1.2%
Seattle Hsg Auth Rev MFHR
   (Wisteria Ct Proj) GNMA Ser 03
   5.20%, 10/20/28                               1,475               1,536,611
                                                                 -------------


-------------------------------------------------------------------------------
12 o ACM MUNICIPAL SECURITIES INCOME FUND


                                             Principal
                                                Amount
                                                  (000)                  Value
-------------------------------------------------------------------------------
Wisconsin-4.0%
Wisconsin General Obligation Ser 03
   5.00%, 11/01/26                            $  3,700              $3,802,009
Wisconsin Hlth & Edl Fac Auth Rev
   (Bell Tower Residence Proj) Ser 05
   LOC-Allied Irish Bank PLC
   5.00%, 7/01/20                                1,300               1,355,692
                                                                 -------------
                                                                     5,157,701
                                                                 -------------
Total Investments-167.7%
   (cost $204,552,096)                                             214,420,977
Other assets less liabilities-2.7%                                   3,482,834
Preferred Stock, at redemption value-(70.4)%                       (90,000,000)
                                                                 -------------
Net Assets Applicable to Common
   Shareholders-100%(d)                                          $ 127,903,811
                                                                 =============


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                                                Rate Type
                                                                   ----------------------------------
                              Notional                               Payments             Payments
                Swap          Amount           Termination            made by           received by         Unrealized
       Counter Party           (000)              Date               the Fund            the Fund           Appreciation
       -------------       -------------      -------------        -------------        -------------      -------------
                                                                                       BMA* Municipal
        J.P. Morgan           $5,000             7/8/05               1.257%             Swap IndexTM          $ 14,972


*  BMA (Bond Market Association)


(a)  Private Placement.

(b) Inverse Floater Security-Security with variable interest rate that moves in the opposite direction of short-term interest rates.

(c)  Initial yield is presented. Interest rate after 12/01/07 will be 5.00%

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary of Terms:
     ACA     - American Capital Access (Financial Guaranty Corporation)
     AGC     - American Guaranty Corporation
     AMBAC   - American Municipal Bond Assurance Corporation
     AMT     - Alternative Minimum Tax
     FGIC    - Financial Guaranty Insurance Company
     FNMA    - Federal National Mortgage Association
     FHA     - Federal Housing Administration
     FSA     - Financial Security Assurance, Inc.
     GNMA    - Government National Mortgage Association
     LOC     - Letter of Credit
     MBIA    - Municipal Bond Investors Assurance Corporation
     MFHR    - Multi-Family Housing Revenue
     RADIAN  - Radian Group, Inc.
     SFMR    - Single Family Mortgage Revenue
     XLCA    - XL Capital Assurance, Inc.

     See notes to financial statements.


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 13


STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $204,552,096)           $214,420,977
Cash                                                                    49,339
Interest receivable                                                  3,651,359
Prepaid expenses                                                        80,891
Unrealized appreciation of swap contracts                               14,972
                                                                 -------------
Total assets                                                       218,217,538
                                                                 -------------
Liabilities
Advisory fee payable                                                   103,466
Dividend payable--preferred shares                                      55,475
Administrative fee payable                                              49,434
Accrued expenses and other liabilities                                 105,352
                                                                 -------------
Total liabilities                                                      313,727
                                                                 -------------
Preferred Stock, at redemption value
   $.01 par value per share; 3,600 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000
   per share liquidation preference                                 90,000,000
                                                                 -------------
Net Assets Applicable to Common Shareholders                      $127,903,811
                                                                 =============
Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
   99,996,400 shares authorized,
   11,145,261 shares issued and outstanding                           $111,453
Additional paid-in capital                                         140,897,505
Distributions in excess of net investment income                       (61,931)
Accumulated net realized loss on investment transactions           (22,927,069)
Net unrealized appreciation of investments                           9,883,853
                                                                 -------------
Net Assets Applicable to Common Shareholders                      $127,903,811
                                                                 =============
Net Asset Value Applicable to Common Shareholders
   (based on 11,145,261 common shares outstanding)                      $11.48
                                                                        ======


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ACM MUNICIPAL SECURITIES INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (unaudited)


Investment Income
Interest                                                            $5,649,113
Expenses
Advisory fee                                          $539,754
Administrative fee                                     161,926
Auction Preferred Stock--auction
agent's fees                                           112,320
Custodian                                               62,426
Audit                                                   44,954
Printing                                                22,386
Legal                                                   19,474
Directors' fees and expenses                            16,744
Transfer agency                                         14,924
Registration fees                                       12,012
Miscellaneous                                           20,384
                                                    ----------
Total expenses                                       1,027,304
Less: Administration fee waiver                        (47,499)
                                                    ----------
Net expenses                                                           979,805
                                                                   -----------
Net investment income                                                4,669,308
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
  Investment transactions                                              689,297
  Swap transactions                                                     15,169
Net change in unrealized appreciation/
depreciation of:
  Investments                                                          597,376
  Swaps                                                                 (9,736)
                                                                   -----------
Net gain on investment transactions                                  1,292,106
                                                                   -----------
Dividends to Auction Preferred
Shareholders from
Net investment income                                                 (811,472)
                                                                   -----------
Net Increase in Net Assets Applicable
  to Common Shareholders Resulting
  from Operations                                                   $5,149,942
                                                                   -----------


See notes to financial statements.


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 15


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                   Six Months
                                                      Ended         Year Ended
                                                 April 30, 2005     October 31,
                                                   (unaudited)         2004
                                                 ---------------  -------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                            $   4,669,308      $9,757,431
Net realized gain on investment
  transactions                                         704,466         388,026
Net change in unrealized
  appreciation/depreciation
  of investments                                       587,640       4,167,154
Dividends to Auction Preferred
Shareholders from
Net investment income                                 (811,472)       (980,894)
                                                 ---------------  -------------
Net increase in net assets
  applicable to common shareholders
  resulting from operations                          5,149,942      13,331,717
Dividends and Distributions to
Common Shareholders from
Net investment income                               (4,039,698)     (9,660,631)
Common Stock Transactions
Reinvestment of dividends resulting in the
  issuance of common stock                              55,061         744,979
                                                 ---------------  -------------
Total increase                                       1,165,305       4,416,065
Net Assets Applicable to Common
Shareholders
Beginning of period                                126,738,506     122,322,441
                                                 ---------------  -------------
End of period (including (distribution in
  excess of net investment income)
($61,931) and undistributed net
investment income of $119,931,
  respectively)                                   $127,903,811    $126,738,506
                                                 ---------------  -------------



See notes to financial statements.


-------------------------------------------------------------------------------
16 o ACM MUNICIPAL SECURITIES INCOME FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)

Notes to Financial Statements

NOTE A
Significant Accounting Policies
ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may

-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 17


establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reim-

-------------------------------------------------------------------------------
18 o ACM MUNICIPAL SECURITIES INCOME FUND


burses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2005, there was no reimbursement paid to AGIS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. Effective February 11, 2005, the Administrator has agreed to reimburse the Fund for administrative expenses at an annual rate of ..10 of 1% of the average weekly net assets of the Fund. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2005, were as follows:

                                                     Purchases       Sales
                                                  -------------   -----------
Investment securities (excluding
  U.S. government securities)                      $22,489,997     $17,873,963
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swaps) are as follows:

Gross unrealized appreciation                                      $10,619,614
Gross unrealized depreciation                                         (750,733)
                                                                   -----------
Net unrealized appreciation                                         $9,868,881
                                                                   -----------

Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specific amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore,

-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 19

the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE D

Distributions To Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                       2004            2003
                                                   ------------     ----------
Distributions paid from:
  Ordinary income                                      $65,384         $87,103
  Tax-exempt income                                  9,595,248       8,715,232
                                                   ------------     ----------
Total distributions paid                            $9,660,632      $8,802,335
                                                   ------------     ----------

As of October 31, 2004, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed net tax exempt income                              $162,944
Accumulated capital and other losses                          (23,465,455)(a)
Unrealized appreciation/(depreciation)                          9,127,197(b)
                                                              -------------
Total accumulated earnings/(deficit)                         $(14,175,314)(c)
                                                              -------------

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $23,465,455 of which $6,110,148 expires in the year 2007, $10,294,946 expires in the year 2008, $1,971,343 expires in the year 2010, and $5,089,018 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the current fiscal year capital loss carryforward of $365,370 was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficits) is attributable primarily to dividends payable.


-------------------------------------------------------------------------------
20 o ACM MUNICIPAL SECURITIES INCOME FUND


During the current fiscal year, permanent differences, primarily due to the tax treatment of swap income, resulted in a net decrease of undistributed net investment income, and a decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE E

Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. There are 11,145,261 shares of common stock outstanding at April 30, 2005. During the six months ended April 30, 2005 and the year ended October 31, 2004, the Fund issued 4,791 and 65,850 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

The dividend rate on Series A is 2.70%, effective through May 4, 2005. The dividend rate on Series B is 2.25%, effective through December 12, 2005. The dividend rate on Series C is 2.71%, effective through May 5, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt

-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 21


securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.


-------------------------------------------------------------------------------
22 o ACM MUNICIPAL SECURITIES INCOME FUND


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC issued subpoenas to the Adviser, and the NASD issued requests for information in connection with this matter and the Adviser provided documents and other information to the SEC and NASD and cooperated fully with the

-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 23


investigations. On June 8, 2005 the NASD announced that it had reached a settlement with AllianceBernstein Investment Research and Management, Inc., a wholly owned subsidiary of the Adviser and the distributor of the open-end mutual funds sponsored by the Adviser, in connection with this matter. Management of the Adviser expects that the settlement has resolved both regulatory inquires described above.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
24 o ACM MUNICIPAL SECURITIES INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                         Six Months
                                               Ended
                                            April 30,
                                                2005                       Year Ended October 31,
                                         (unaudited)         2004(a)      2003         2002         2001         2000
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
   of period                                  $11.38       $11.05       $10.85       $12.10       $11.71       $11.64
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income From Investment
Operations
Net investment income                            .42          .88          .97         1.08         1.15         1.12
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .12          .41          .12        (1.32)         .45          .16
Dividends to preferred
   shareholders from net
   investment income (common
   stock equivalent basis)                      (.07)        (.09)        (.09)        (.14)        (.27)       (.34)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
   asset value from operations                   .47         1.20         1.00         (.38)        1.33          .94
                                         -----------  -----------  -----------  -----------  -----------  -----------
Less: Dividends and
   Distributions to Common
   Shareholders
Dividends from net investment
   income                                       (.37)        (.87)        (.80)        (.87)        (.88)       (.78)
Distributions in excess of net
   investment income                              -0-          -0-          -0-          -0-        (.06)       (.09)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total dividends and distributions
   to common shareholders                       (.37)        (.87)        (.80)        (.87)        (.94)       (.87)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                $11.48       $11.38       $11.05       $10.85       $12.10       $11.71
                                         -----------  -----------  -----------  -----------  -----------  -----------
Market price, end of period                   $10.38       $12.09       $11.62       $11.50       $12.70       $12.56
                                         -----------  -----------  -----------  -----------  -----------  -----------
Premium (Discount)                             (9.58)%       6.24%        5.16%        5.99%        4.96%       7.26%
Total Return
Total investment return based on:(b)
   Market price                               (11.21)%      12.34%        8.53%       (2.44)%       9.14%      16.16%
   Net asset value                               4.32%      11.20%        9.39%       (3.35)%      11.59%       8.74%
Ratios/Supplemental Data
Net assets, applicable to
   common shareholders, end
   of period (000's omitted)                $127,904     $126,739     $122,322     $119,323     $132,201     $127,142
Preferred stock, at redemption
   value ($25,000 per share
   liquidation preference)
   (000's omitted)                           $90,000      $90,000      $90,000      $90,000      $90,000      $90,000
Ratios to average net assets
   applicable to common
   shareholders of:
   Expenses(c)                                  1.55%(d)(e)  1.65%        1.71%        1.65%        1.53%       1.61%
   Net investment income, before
      preferred stock dividends(c)              7.41%(d)(e)  7.87%        8.78%        9.32%        9.60%       9.92%
Preferred stock dividends                       1.29%(d)      .79%         .84%        1.19%        2.26%       3.03%
Net investment income, net of
  preferred stock dividends                     6.12%(d)(e)  7.08%        7.94%        8.13%        7.34%       6.89%
Portfolio turnover rate                            8%          36%          32%          24%          82%        360%
Asset coverage ratio                             242%         241%         236%         233%         247%        241%

See footnote summary on page 26.


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 25


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was less than .01%.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment returns for periods of less than one full year are not annualized.

(c) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)  Annualized.

(e) Net of fee waiver. If the Administrator had not waived expenses, the ratios to average net assets applicable to common shareholders for expenses, net investment income before preferred stock dividends and net investment income net of preferred stock dividends would have been 1.63%, 7.33% and 6.04%, respectively, for the six months ended April 30, 2005.

-------------------------------------------------------------------------------
26 o ACM MUNICIPAL SECURITIES INCOME FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

Supplemental Proxy Information
The Annual Meeting of Stockholders of ACM Municipal Securities Income Fund, Inc. was held on March 24, 2005.

A description of each proposal and number of shares voted at the meeting are as follows:


                                                                     Abstain/
                                                                     Authority
                                                      Voted For      Withheld
-------------------------------------------------------------------------------
1. To elect a common stock
   Class One director:
   (term expires in 2007)      Michael J. Downey       10,108,966     282,037

2. To elect common stock
   Class Two directors:
   (term expires in 2008)      David H. Dievler        10,110,318     280,685
                               William H.Foulk, Jr.    10,105,644     285,359

3. To elect a preferred stock
   Class One director:
   (term expires in 2007)      Michael J. Downey            3,460           0

4. To elect preferred stock
   Class Two directors:
   (term expires in 2008)      David H. Dievler             3,460           0
                               William H. Foulk, Jr.        3,460           0
                               James M. Hester              3,460           0


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Michael J.Downey(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. Davidson, III, Senior Vice President
Jeffrey L.Phlegar, Senior Vice President
Douglas J. Peebles, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
William E.Oliver, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer andChief Financial Officer
Thomas R.Manley, Controller


Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock: Dividend Paying Agent, Transfer Agent and Registrar
Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock: Dividend Paying Agent, Transfer Agent and Registrar The Bank of New York
100 Church Street
New York, NY10286

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036-6530

Custodian
The Bank of New York
One Wall Street
New York, NY 10286


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards.The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

-------------------------------------------------------------------------------
28 o ACM MUNICIPAL SECURITIES INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on February 7-10, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

  5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 29


  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

  8.  portfolio turnover rates for the Fund;

  9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

  10. the Adviser's representation that it does not advise other clients with similar investment objectives and strategies;

  11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

  12.  the terms of the Advisory Agreement; and

  13. the terms of the Administration Agreement and the Administrator's proposed one-year waiver of 10 basis points of the fees payable by the Fund pursuant to the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that


-------------------------------------------------------------------------------
30 o ACM MUNICIPAL SECURITIES INCOME FUND


the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, renders certain administrative services to the Fund, including specified duties with respect to, among other things, the preparation of reports required to be sent to shareholders, the preparation of reports required to be filed with the Securities and Exchange Commission on Form N-SAR, arranging for the dissemination to shareholders of proxy materials, negotiating the terms and conditions under which custodian and dividend disbursing services will be provided and the related fees, the calculation of net asset value of the Fund, determining the amounts available for distribution as dividends and distributions to shareholders, assisting independent accountants of the Fund with the filing of tax returns, assisting the Adviser in monitoring compliance of the Fund's operations with the Investment Company Act of 1940, and providing accounting and bookkeeping services. The directors noted that the Administration Agreement provides that the Administrator may subcontract with Prudential Investments LLC ("Prudential") for the provision of all or any part of the services to be provided by it thereunder, and that Prudential has been retained at the Administrator's expense as the Fund's Sub-Administrator since it commenced operations. The directors noted that the Sub-Administration Agreement between the Administrator and Prudential provides that Prudential, subject to the supervision of the Administrator, renders certain specified administrative services delegated to Prudential by the Administrator and renders certain other administrative services to the extent requested by the Administrator. All of the administrative services performed by Prudential are services that the Administrator is required to provide to the Fund pursuant to the Administration Agreement.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 31


The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2002 and 2003. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


-------------------------------------------------------------------------------
32 o ACM MUNICIPAL SECURITIES INCOME FUND


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. While the Fund does not normally engage in brokerage transactions, the Adviser may benefit from soft dollar arrangements when the Fund purchases securities in fixed price underwritings. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's subsidiary did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper General Municipal Debt Average (Leveraged) for periods ending December 31, 2004, and compared to the Lehman Brothers Municipal Bond Index. The directors noted that the Fund had outperformed the Lipper medians significantly in the 1- and 3-month and 1-year periods although its performance was somewhat below the Lipper median in the 10-year period and significantly below the Lipper medians in the 3- and 5-year and since inception periods (April 1993 inception). Based on their review, the directors concluded that the Fund's relative investment performance was acceptable and noted the improvement in more recent periods.


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 33


Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors also considered the separate administration fees paid to the Administrator for administrative services. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors noted that under the Fund's Sub-Administration Agreement, the Administrator pays the sub-administrators's fee out of the Administrator's own assets. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion.

At their December 14-16, 2004 meetings, the directors requested a reduction in the advisory fees of the Fund to the fee levels charged to comparable open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement and Administration Agreement pending receipt and consideration of proposals by the Adviser. At the February 7-10, 2005 meeting, the directors considered the Administrator's proposal to waive 10 basis points of its fee for a one year period in order to reduce the fee rate under the Administration Agreement for such period from 0.15% to 0.5%. The directors noted that since the Administrator currently pays Prudential .10% for its services in respect of the Fund, the Administrator's fee for the Fund would be less than Prudential's for the one year period.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

-------------------------------------------------------------------------------
34 o ACM MUNICIPAL SECURITIES INCOME FUND


The information reviewed by the directors showed that the Fund's at current size combined advisory and administration contractual effective fee rate of 65 basis points was slightly above the Lipper average and the Lipper median. The directors noted that the proposed reduction in the administration fee results in a combined advisory and administration fee of 55 basis points, a level somewhat below the Lipper average and the Lipper median. The directors also noted that the Fund's expense ratio was significantly higher than the Lipper median. The Adviser explained that the Fund's relatively high expense ratio was in part due to the Fund's relatively small size (approximately $217 million). The directors recognized that the Fund's expense ratio would be favorably impacted by the proposed one-year reduction in the administration fee rate and concluded that the Fund's expense ratio was acceptable in light of the Fund's relatively small size.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 35


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

Value Funds

Domestic
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth
Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund will merge into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
36 o ACM MUNICIPAL SECURITIES INCOME FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM MuniSec." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.

-------------------------------------------------------------------------------
ACM MUNICIPAL SECURITIES INCOME FUND o 37


ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


MSISR0405



ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       -----------     --------------------------
       11 (b) (1)      Certification of Principal Executive Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

       11 (b) (2)      Certification of Principal Financial Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

       11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Municipal Securities Income Fund, Inc.

By:   /s/ Marc O. Mayer
      --------------------
      Marc O. Mayer
      President

Date: June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      --------------------
      Marc O. Mayer
      President

Date: June 29, 2005

By:   /s/ Mark D. Gersten
      --------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: June 29, 2005